LIMITED POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of MetLife Investors Insurance Company of California, a corporation duly organized under the laws of the State of California, do hereby appoint James A. Shepherdson III, Richard C. Pearson or Cheryl J. Finney, as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand this 14th_ day of September, 2001.




                             /s/GREGORY P. BRAKOVICH
                              -------------------------


                       LIMITED POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of MetLife Investors Insurance Company of California, a corporation duly organized under the laws of the State of California, do hereby appoint James A. Shepherdson III, Richard C. Pearson or Cheryl J. Finney, as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.


         WITNESS my hand this 14th_ day of September, 2001.


                               /S/JAMES A. SHEPHERDSON III
                              ----------------------------



                       LIMITED POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of MetLife Investors Insurance Company of California, a corporation duly organized under the laws of the State of California, do hereby appoint James A. Shepherdson III, Richard C. Pearson or Cheryl J. Finney, as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand this 14th_ day of September, 2001.




                               /S/PHILIP D. MESERVE
                              -------------------------


                       LIMITED POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of MetLife Investors Insurance Company of California, a corporation duly organized under the laws of the State of California, do hereby appoint James A. Shepherdson III, Richard C. Pearson or Cheryl J. Finney, as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand this 14th_ day of September, 2001.




                               /S/ANTHONY J. WILLIAMSON
                              --------------------------


                       LIMITED POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of MetLife Investors Insurance Company of California, a corporation duly organized under the laws of the State of California, do hereby appoint James A. Shepherdson III, Richard C. Pearson or Cheryl J. Finney, as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand this 14th_ day of September, 2001.




                               /S/MICHAEL R. FANNING
                              -------------------------


                       LIMITED POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of MetLife Investors Insurance Company of California, a corporation duly organized under the laws of the State of California, do hereby appoint James A. Shepherdson III, Richard C. Pearson or Cheryl J. Finney, as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand this 14th_ day of September, 2001.




                               /S/ RICHARD C. PEARSON
                              -------------------------